Implementation Costs including Voluntary Separation Program(2) Run-Rate Margin Expansion & Implementation Costs Update 2019 2020 2021 Run-Rate Margin Expansion(1) Implementation Costs(2) 2022 Run-rate at the end of the year. Earnings impact subject to timing. Includes technology, systems, severance, reskilling, and other one-time costs. $600 - $700 of total implementation costs ($ millions) Run-Rate Margin Expansion(1) June 2019 Investor Day December 2019 Update 2019 2020 2021 2022 ~$700 of total implementation costs ~$500 Exhibit 99.1